LOANS PAYABLE	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
LOANS PAYABLE [Text Block]

13. LOANS PAYABLE

Sprott Credit Facility

In August 2021, the Company entered into a credit facility with Sprott for $44,000 (the "Sprott Credit Facility") with a maturity date of July 31, 2022. The credit facility carries an annual interest rate of 7%, payable monthly. In connection with the Sprott Credit Facility, EMX paid cash fees of $795 as an origination discount, and issued 450,730 common shares valued at $1,239 or $2.74 (C$3.46) per share. The Company is required to maintain $1,500 in funds held as a minimum cash balance under the agreement. The Sprott Credit Facility includes a general security agreement over select assets of EMX.

During the year ended December 31, 2022, for a fee of 1.5% of the outstanding loan balance or $660 to be paid on maturity, the Company entered into an amended agreement to extend the term of the Sprott Credit Facility to December 31, 2024. As a result of the modification of the Sprott Facility, on January 24, 2022, the Company applied the non-substantial modification treatment in accordance with IFRS 9 Financial Instruments by restating the liability to the present value of revised cash flows discounted at the original effective interest rate, with an adjustment to profit or loss. The fee incurred as part of the modification payable to the lender is considered to be part of the gain or loss on modification. As a result, the Company recognized a gain on modification of $4,005 and a revised effective interest rate of 12.39%. For the year ended December 31, 2022, the Company recognized an interest expense of $4,927 (2021 - $1,948) on the loan which was calculated using the revised annual effective interest rate and was included in finance expenses and other.  Interest paid on the Sprott facility totaled $3,167 (2021 - $1,171).

SSR VTB Note

In October 2021, as part of the purchase of the SSR Mining royalty portfolio (Note 9), the Company entered into a vendor take-back ("VTB") financing for up to $8,000 which bore interest at 10% per annum for the first 180 days, and would increase to 13% per annum thereafter. The VTB Note had a maturity date of December 31, 2022. The VTB Note is unsecured and subordinated to the Sprott Credit Facility. Upon closing of the acquisition, the Company drew upon the financing and issued a note payable to SSR Mining in the amount of $7,848.

Subsequent to the amended agreement with Sprott, the Company entered into an amendment to the postponement agreement with Sprott and SSR Mining to permit the prepayment of the VTB Note prior to the repayment of the Sprott Credit Facility, provided that no event of default has occurred or is continuing under the Sprott Credit Facility. During year ended December 31, 2022, the Company repaid the VTB Note in full.

The following table summarizes the Company's loans payable as at December 31, 2022 and changes during the year then ended:

	Sprott Facility	SSR VTB Note	Total
Balance as at January 1, 2021	$-	$-	$-
Proceeds	41,956	7,848	49,805
Interest accretion	1,948	151	2,100
Repayments	(1,171)	-	(1,171)
Balance as at December 31, 2021	42,734	7,999	50,733
Gain on debt modification	(4,005)	-	(4,005)
Interest accretion	4,927	320	5,247
Repayments	(3,167)	(8,319)	(11,486)
Balance as at December 31, 2022	40,489	-	40,489
Less: current portion	(3,216)	-	(3,216)
Non-current portion	$37,273	$-	$37,273